                      CHASE MANHATTAN RV OWNER TRUST 1997-A
                            MONTHLY SERVICER'S REPORT

                                   Settlement Date                      8/31/00
                                   Determination Date                   9/12/00
                                   Distribution Date                    9/15/00



I.      All Payments on the Contracts                                                                               10,770,116.52
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                            273,075.01
III.    Repurchased Contracts                                                                                                0.00
IV.     Investment Earnings on Collection Account                                                                             0.00
V.      Servicer Monthly Advances                                                                                       235,006.46
VI.     Distribution from the Reserve Account                                                                                 0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                             247,752.07
VIII.   Transfers to the Pay-Ahead Account                                                                             (129,703.68)

IX.     Less:  Investment Earnings distributions                                                                              0.00
          (a)  To Sellers with respect to the Collection Account                                                              0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                        $11,396,246.38
                                                                                                                    ==============



DISTRIBUTION AMOUNTS                                                Cost per $1000
--------------------------------------------                    -----------------------

1.   (a)  Class A-1 Note Interest Distribution                                                 0.00
     (b)  Class A-1 Note Principal Distribution                                                0.00
          Aggregate Class A-1 Note Distribution                      0.00000000                                               0.00

2.   (a)  Class A-2 Note Interest Distribution                                                                                0.00
     (b)  Class A-2 Note Principal Distribution                                                0.00
          Aggregate Class A-2 Note Distribution                      0.00000000                                               0.00

3.   (a)  Class A-3 Note Interest Distribution                                                 0.00
     (b)  Class A-3 Note Principal Distribution                                                0.00
          Aggregate Class A-3 Note Distribution                      0.00000000                                               0.00

4.   (a)  Class A-4 Note Interest Distribution                                                 0.00
     (b)  Class A-4 Note Principal Distribution                                                0.00
          Aggregate Class A-4 Note Distribution                      0.00000000                                               0.00

5.   (a)  Class A-5 Note Interest Distribution                                                 0.00
     (b)  Class A-5 Note Principal Distribution                                                0.00
          Aggregate Class A-5 Note Distribution                      0.00000000                                               0.00

6.   (a)  Class A-6 Note Interest Distribution                                           114,489.69
     (b)  Class A-6 Note Principal Distribution                                        8,865,095.01
          Aggregate Class A-6 Note Distribution                    102.04073525                                       8,979,584.70

7.   (a)  Class A-7 Note Interest Distribution                                           291,650.00
     (b)  Class A-7 Note Principal Distribution                                                0.00
          Aggregate Class A-7 Note Distribution                      5.11666667                                         291,650.00

8.   (a)  Class A-8 Note Interest Distribution                                           441,291.67
     (b)  Class A-8 Note Principal Distribution                                                0.00
          Aggregate Class A-8 Note Distribution                      5.19166667                                         441,291.67

9.   (a)  Class A-9 Note Interest Distribution                                           321,266.67
     (b)  Class A-9 Note Principal Distribution                                                0.00
          Aggregate Class A-9 Note Distribution                      5.26666667                                         321,266.67

10.  (a)  Class A-10 Note Interest Distribution                                          345,041.67
     (b)  Class A-10 Note Principal Distribution                                               0.00
          Aggregate Class A-10 Note Distribution                     5.30833333                                         345,041.67

11.  (a)  Class B Certificate Interest Distribution                                      244,679.31
     (b)  Class B Certificate Principal Distribution                                           0.00
          Aggregate Class B Certificate Distribution                 5.45000000                                         244,679.31

12.  Servicer Payment

     (a)  Servicing Fee                                                                  139,711.51
     (b)  Reimbursement of prior Monthly Advances                                        266,646.62
          Total Servicer Payment                                                                                        406,358.13

13.  Deposits to the Reserve Accoun                                                                                     366,374.24

Total Distribution Amount                                                                                           $11,396,246.38
                                                                                                                    ==============
Reserve Account distributions:
------------------------------

     (a)  Amounts to the Sellers (Chase USA) from Excess Collections                      47,005.81
     (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections          319,368.43
     (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                  6,330.61
     (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)      43,011.64
              Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                             $415,716.49
                                                                                                                       ===========

           INTEREST
---------------------------------
1.   Current Interest Requirement
     (a) Class A-1 Notes    @       5.598%                                                     0.00
     (b) Class A-2 Notes    @       5.852%                                                     0.00
     (c) Class A-3 Notes    @       5.919%                                                     0.00
     (d) Class A-4 Notes    @       6.020%                                                     0.00
     (e) Class A-5 Notes    @       6.050%                                                     0.00
     (f) Class A-6 Notes    @       6.130%                                               114,489.69
     (g) Class A-7 Notes    @       6.140%                                               291,650.00
     (h) Class A-8 Notes    @       6.230%                                               441,291.67
     (i) Class A-9 Notes    @       6.320%                                               321,266.67
     (j) Class A-10 Notes   @       6.370%                                               345,041.67
             Aggregate Interest on Notes                                                                              1,513,739.69
     (k) Class B Certificates @     6.540%                                                                              244,679.31

2.   Remaining Interest Shortfall
     (a) Class A-1 Notes                                                                       0.00
     (b) Class A-2 Notes                                                                       0.00
     (c) Class A-3 Notes                                                                       0.00
     (d) Class A-4 Notes                                                                       0.00
     (e) Class A-5 Notes                                                                       0.00
     (f) Class A-6 Notes                                                                       0.00
     (g) Class A-7 Notes                                                                       0.00
     (h) Class A-8 Notes                                                                       0.00
     (i) Class A-9 Notes                                                                       0.00
     (j) Class A-10 Notes                                                                      0.00
     (k) Class B Certificates                                                                  0.00

3.   Total Distribution of Interest                   Cost per $1000
                                                   -------------------
     (a) Class A-1 Notes                                0.00000000                             0.00
     (b) Class A-2 Notes                                0.00000000                             0.00
     (c) Class A-3 Notes                                0.00000000                             0.00
     (d) Class A-4 Notes                                0.00000000                             0.00
     (e) Class A-5 Notes                                0.00000000                             0.00
     (f) Class A-6 Notes                                1.30101922                       114,489.69
     (g) Class A-7 Notes                                5.11666667                       291,650.00
     (h) Class A-8 Notes                                5.19166667                       441,291.67
     (i) Class A-9 Notes                                5.26666667                       321,266.67
     (j) Class A-10 Notes                               5.30833333                       345,041.67
             Total Aggregate Interest on Notes                                                                        1,513,739.69
     (k) Class B Certificates                           5.45000000                                                      244,679.31

             PRINCIPAL                             No. of Contracts
--------------------------------                -----------------------
1.   Amount of Stated Principal Collected                                              3,534,907.44
2.   Amount of Principal Prepayment Collected             284                          4,836,615.10
3.   Amount of Liquidated Contract                         17                            493,572.47
4.   Amount of Repurchased Contract                         0                                  0.00

         Total Formula Principal Distribution Amount                                                                  8,865,095.01

5.   Principal Balance before giving effect to Principal Distribution          Pool Factor
                                                                               -----------
     (a) Class A-1 Notes                                                        0.0000000                                     0.00
     (b) Class A-2 Notes                                                        0.0000000                                     0.00
     (c) Class A-3 Notes                                                        0.0000000                                     0.00
     (d) Class A-4 Notes                                                        0.0000000                                     0.00

     (e) Class A-5 Notes                                                                        0.0000000                     0.00
     (f) Class A-6 Notes                                                                        0.2546857            22,412,337.68
     (g) Class A-7 Notes                                                                        1.0000000            57,000,000.00
     (h) Class A-8 Notes                                                                        1.0000000            85,000,000.00
     (i) Class A-9 Notes                                                                        1.0000000            61,000,000.00
     (j) Class A-10 Notes                                                                       1.0000000            65,000,000.00
     (k) Class B Certificates                                                                   1.0000000            44,895,285.54

6.   Remaining Principal Shortfall
     (a) Class A-1 Notes                                                                                                      0.00
     (b) Class A-2 Notes                                                                                                      0.00
     (c) Class A-3 Notes                                                                                                      0.00
     (d) Class A-4 Notes                                                                                                      0.00
     (e) Class A-5 Notes                                                                                                      0.00
     (f) Class A-6 Notes                                                                                                      0.00
     (g) Class A-7 Notes                                                                                                      0.00
     (h) Class A-8 Notes                                                                                                      0.00
     (i) Class A-9 Notes                                                                                                      0.00
     (j) Class A-10 Notes                                                                                                     0.00
     (k) Class B Certificates                                                                                                 0.00

7.   Principal Distribution                                                 Cost per $1000
                                                                         --------------------
     (a) Class A-1 Notes                                                       0.00000000                                     0.00
     (b) Class A-2 Notes                                                       0.00000000                                     0.00
     (c) Class A-3 Notes                                                       0.00000000                                     0.00
     (d) Class A-4 Notes                                                       0.00000000                                     0.00
     (e) Class A-5 Notes                                                       0.00000000                                     0.00
     (f) Class A-6 Notes                                                     100.73971602                             8,865,095.01
     (g) Class A-7 Notes                                                       0.00000000                                     0.00
     (h) Class A-8 Notes                                                       0.00000000                                     0.00
     (i) Class A-9 Notes                                                       0.00000000                                     0.00
     (j) Class A-10 Notes                                                      0.00000000                                     0.00
     (k) Class B Certificates                                                  0.00000000                                     0.00

8.   Principal Balance after giving effect to Principal Distribution                     Pool Factor
                                                                                         -----------
     (a) Class A-1 Notes                                                                  0.0000000                           0.00
     (b) Class A-2 Notes                                                                  0.0000000                           0.00
     (c) Class A-3 Notes                                                                  0.0000000                           0.00
     (d) Class A-4 Notes                                                                  0.0000000                           0.00
     (e) Class A-5 Notes                                                                  0.0000000                           0.00
     (f) Class A-6 Notes                                                                  0.1539459                  13,547,242.67
     (g) Class A-7 Notes                                                                  1.0000000                  57,000,000.00
     (h) Class A-8 Notes                                                                  1.0000000                  85,000,000.00
     (i) Class A-9 Notes                                                                  1.0000000                  61,000,000.00
     (j) Class A-10 Notes                                                                 1.0000000                  65,000,000.00
     (k) Class B Certificates                                                             1.0000000                  44,895,285.54

        POOL DATA                                                                            Aggregate
----------------------------------------                         No. of Contracts        Principal Balance
                                                                 ----------------        -----------------
1.   Pool Stated Principal Balance as of          8/31/00              12,390             326,442,528.21

2.   Delinquency Information                                                                                         % Delinquent
                                                                                                                     -------------
     (a) 31-59 Days                                                       123               2,846,931.63                0.872%
     (b) 60-89 Days                                                        48                 953,267.33                0.292%
     (c) 90-119 Days                                                       11                 384,744.31                0.118%
     (d) 120 Days +                                                        70               2,005,571.15                0.614%

3.   Contracts Repossessed during the Due Period                           20                 739,626.92

4.   Current Repossession Inventory                                        35               1,448,087.15

5.   Aggregate Net Losses for the preceding Collection Period
     (a) Aggregate Principal Balance of Liquidated Receivables             17                 493,572.47
     (b) Net Liquidation Proceeds on any Liquidated Receivables                               273,075.01
                                                                                          --------------
         Total Aggregate Net Losses for the preceding Collection Period                                             220,497.46

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                2,423,536.73

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)    760                                    11,269,046.76

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                        9.223%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                           99.421

         TRIGGER ANALYSIS
----------------------------------

1.   (a) Average Delinquency Percentage                                   1.456%
     (b) Delinquency Percentage Trigger in effect ?                                        NO

2.   (a) Average Net Loss Ratio                                           0.035%
     (b) Net Loss Ratio Trigger in effect ?                                                NO
     (c) Net Loss Ratio (using ending Pool Balance)                       0.058%

3.   (a) Servicer Replacement Percentage                                  0.047%
     (b) Servicer Replacement Trigger in effect ?                                          NO

            MISCELLANEOUS
-------------------------------------
1.   Monthly Servicing Fees                                                                                             139,711.51

2.   Servicer Advances                                                                                                  235,006.46

3.   (a) Opening Balance of the Reserve Account                                                                       8,973,952.86
     (b) Deposits to the Reserve Account                                                      366,374.24
     (c) Investment Earnings in the Reserve Account                                            49,342.25
     (d) Distribution from the Reserve Account                                               (415,716.49)
     (e) Ending Balance of the Reserve Account                                                                        8,973,952.86

4.   Specified Reserve Account Balance                                                                                8,973,952.86

5.   (a) Opening Balance in the Pay-Ahead Account                                                                       531,816.13
     (b) Deposits to the Pay-Ahead Account from the Collection Account                        129,703.68
     (c) Investment Earnings in the Pay-Ahead Account                                               0.00
     (d) Transfers from the Pay-Ahead Account to the Collection Account                     (247,752.07)
     (e) Ending Balance in the Pay-Ahead Account                                                                        413,767.74